Lender Presentation October 2018

Disclaimer This presentation includes “forward looking statements” (within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995), including but not limited to those regarding the proposed acquisitions by Infrastructure and Energy Alternatives, Inc. (the “Company” or “IEA”) of Consolidated Construction Solutions I LLC (“CCS”) (the “Acquisition”) and William Charles Construction Company LLC (“William Charles”), and the transactions related thereto. Forward-looking statements may be identified by the use of words such as “forecast,” “intend,” “seek,” “target,” “anticipate,” “believe,” “expect,” “estimate,” “plan,” “outlook,” and “project” and other similar expressions that predict or indicate future events or trends or that are not statements of historical matters. Such forward looking statements include projected financial information. Such forward looking statements with respect to projections, revenues, earnings, performance, strategies, prospects and other aspects of the businesses of the Company are based on current expectations that are subject to risks and uncertainties. A number of factors could cause actual results or outcomes to differ materially from those indicated by such forward looking statements. These factors include, but are not limited to: (1) the ability of the parties to consummate the Acquisition in a timely manner or at all; (2) satisfaction of the conditions precedent to consummation of the Acquisition, including the ability to secure required consents and regulatory approvals in a timely manner or at all; (3) the reduction in value of production tax credits and investment tax credits due to the enactment of the Tax Cuts and Jobs Act in December 2017; (4) the adverse effect on our business and financial condition if we fail to comply with the regulations of The Occupational Safety and Health Act of 1970, as amended, and other state and local agencies that oversee transportation and safety compliance; (5) substantial liabilities that could result from physical hazards; (6) the inability to operate efficiently if we are unable to attract and retain qualified managers and skilled employees; (7) an inability to realize financial and strategic goals from acquisition and investment activity; (8) significant changes in tax and other economic incentives and political and governmental policies which could materially and adversely affect the U.S. wind and solar industries; and (9) other risks and uncertainties indicated in the Company’s Securities and Exchange Commission (the “SEC”) filings. You are cautioned not to place undue reliance upon any forward-looking statements, which speak only as of the date made. The Company does not undertake to update or revise the forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law. This presentation includes information based on independent industry publications and other sources. You should not construe the contents of this presentation as legal, accounting, business or tax advice and you should consult your own professional advisors as to the legal, accounting, business, tax, financial or other matters contained herein. The estimates, forecasts and projections contained herein involve significant elements of subjective judgment and analysis and reflect numerous judgments, estimates and assumptions that are inherently uncertain in prospective financial information of any kind. As such, no representation can be made as to the attainability of such estimates, forecasts and projections. Investors are cautioned that such estimates, forecasts or projections have not been audited and have not been prepared in conformance with generally accepted accounting principles. For a listing of risks and other factors that could impact the combined company’s ability to attain its projected results, please refer to the “forward-looking statements” above and the “Risk Factors” section of the Proxy Statement. This presentation includes projections that are forward-looking and based on growth assumptions that are inherently subject to significant uncertainties and contingencies, many of which are beyond IEA’s control. While all projections are necessarily speculative, IEA believes that projections relating to periods beyond 12 months from their date of preparation carry increasingly higher levels of uncertainty and should be read in that context. There will be differences between actual and projected results, and actual results may be materially greater or materially less than those contained in the projections. This presentation includes non-GAAP financial measures. Definitions of these non-GAAP financial measures and reconciliations of these non-GAAP financial measures to the most directly comparable GAAP financial measures are included elsewhere in this presentation. IEA believes that these non-GAAP financial measures provide useful information to management and investors regarding certain financial and business trends relating to IEA’s financial condition and results of operations. A more fulsome description of the nature of the adjustments from GAAP is provided elsewhere in this presentation. These non-GAAP financial measures may exclude items that are significant in understanding and assessing financial results. Therefore, these financial measures should not be considered in isolation or as an alternative to net income or other measures of profitability or performance under GAAP. Because these non-GAAP financial measures are not in conformity with GAAP, we urge you to review IEA’s audited financial statements, which have been filed with the SEC. For a full description of the risks and uncertainties which could cause actual results to differ from our forward-looking statements, please refer to IEA’s periodic filings with the Securities & Exchange Commission including those described as “Risk Factors” in IEA’s Proxy Statement on Schedule 14A filed on February 9, 2018. In assisting with the preparation of this presentation, Jefferies has relied, without independent investigation or verification, on the accuracy, completeness and fair presentation of the information contained herein which is based solely on information made available to Jefferies by the Company. None of Jefferies, the Company, the Sponsor or their respective affiliates, or their respective employees, directors, officers, contractors, advisors, members, successors, representatives or agents makes any representation or warranty in respect to the accuracy, completeness or fair presentation of any information or any conclusion contained herein. Jefferies, the Company, the Sponsor or their respective affiliates and their respective employees, directors, officers, contractors, advisors, members, successors and agents shall have no liability with respect to any information or matter contained herein. Neither Jefferies nor any of its affiliates is an advisor as to legal, tax, accounting or regulatory matters in any jurisdiction. i

Today’s Presenters IEA Prior Experience J.P. Roehm CEO and President Andrew Layman CFO Oaktree Capital Management Peter Jonna Senior Vice President ii

Table of Contents Transaction Overview 1 Transaction Rationale 4 IEA Overview 9 Overview of Acquisitions 13 Industry Overview 21 Key Credit Highlights 25 Historical Financial Overview 33 Syndication Overview 36 Appendix 40 Q&A 45 iii

Transaction Overview 1

Executive Summary ▪ Infrastructure and Energy Alternatives, Inc. (“IEA” or the “Company”) is a leading construction services company with specialized energy and heavy civil experience ─ The Company is publicly traded (NASDAQ: IEA) with a market capitalization of $225.9 million(1) ─ Oaktree Capital Management (“Oaktree” or the “Sponsor”) owns approximately 40% of IEA ─ The Company has high revenue visibility and a stable backlog, 91% as of June 2018, of combined 2018E revenue is recognized or in the backlog ▪ On September 25th, IEA acquired Consolidated Construction Solutions I, LLC (“CCS”) for a total consideration of $145 million. CCS consists of two primary businesses: ─ The Environmental Remediation & Industrial Maintenance business specializes in site development, maintenance, environmental site closure, and other outsourced services including contract mining and “cradle-to-grave” coal ash management ─ The Specialty Transportation & Infrastructure Construction business primarily serves the transportation end market with a focus on public works projects in the western U.S. including road & bridge construction and rehabilitation as well as specialty paving ▪ On October 12th IEA also entered into an agreement with William Charles Construction (“William Charles”) to acquire them for a total consideration of approximately $90 million ─ William Charles specializes in civil construction, with core capabilities in the planning, creation and maintenance of infrastructure projects from major railways and intermodal facilities to heavy highway construction projects ▪ The pro forma capital structure at close is expected to consist of the following: ─ $75 million 5-year Revolving Credit Facility ─ $300 million 6-year Senior Secured First Lien Term Loan ▪ Pro forma for the transaction, the Company will have Total Net Leverage of 2.7x, based on LTM 6/30/2018 Pro Forma Adjusted EBITDA of $125.0 million (inclusive of $7.5 million of cost synergies) (1) Reflects 10/15/18 closing price of $10.47 per share. 2

Transaction Overview Sources And Uses Of Funds ($Millions) Sources Uses New Revolving Credit Facility $- Acquisition of CCS (1) $ 145.0 New First Lien Term Loan 300.0 Acquisition of William Charles (2) 90.0 Issuance of IEA shares 5.0 Repayment of Existing Debt 50.0 OID/Upfront Fees 3.3 Financing Fees & Expenses 11.5 Cash to Balance Sheet 5.3 Total Sources $305.0 Total Uses $305.0 Pro Forma Capitalization ($Millions) PF at Close Net Leverage Maturity Cash $11.3 Pro Forma Capitalization New Revolving Credit Facility ($75 million) $- 5 years New First Lien Term Loan 300.0 6 years Capital Leases 44.8 Total Debt $344.8 2.7x Preferred Equity (3) 35.0 Market Capitalization (4) 225.9 Total Capitalization $605.7 Equity (5) / Total Capitalization 43.1% IEA LTM 6/30/18 Pro Forma Adj. EBITDA $50.3 CCS LTM 6/30/18 Pro Forma Adj. EBITDA 45.6 William Charles LTM 6/30/18 Pro Forma Adj. EBITDA 21.6 Synergies - Base Case (6) 7.5 Combined LTM 6/30/18 Pro Forma Adj. EBITDA $125.0 Interest Coverage Ratio 5.7x (1) Assumes a 3.8x purchase multiple based on CCS LTM 6/30/18 Pro Forma Adj. EBITDA of $45.6 million. (2) Assumes a 4.3x purchase multiple based on William Charles LTM 6/30/18 Pro Forma Adj. EBITDA of $21.1 million. (3) 6% payable in cash. (4) Reflects 10/15/18 closing price of $10.47 per share. (5) Equity inclusive of preferred equity (6) Refer to page 35 for more synergy details. 3

Transaction Rationale 4

Acquisitions are a Continuation of the Company’s Strategic Growth Objectives 1 Creates a highly diversified construction services business Adds market leadership in niche end markets with attractive growth characteristics such as 2 rail terminals, high-elevation paving and coal ash remediation Acquisitions bolster IEA’s tremendous backlog and increase revenue visibility and 3 predictability Limited operational integration risk with CCS and William Charles operating as distinct 4 business units 5 Tremendous cost and revenue synergy potential with the combination 5

Strategic Rationale Entry into Environmental Remediation and Rail Markets ◼ Provides additional end market diversification ◼ Provides entry into the environmental remediation market, which is a natural extension for IEA services with existing utility customers ◼ IEA gains long-term relationships with stable, blue chip customers in the utility market such as the Southern Company and Duke Energy through CCS ◼ William Charles has well-established relationships with Class 1 rail companies such as Union Pacific and CSX Expansion of Heavy and Light Civil Infrastructure ◼ Facilitates capture of greater portion of heavy and light civil infrastructure market including the market leader of rail transport ◼ Facilitates capture of a greater portion of energy industry spend and offers cross-selling opportunities ─ Opportunity to expand CCS’s services to IEA customers and vice versa Expansion of Geographic Footprint ◼ Further expands IEA footprint into the less-seasonal Southeast, West and Southwest U.S. markets ◼ Creation of a larger equipment fleet and strategically-located facilities Expansion of IEA’s Capabilities of Outsourced Services ◼ Furthers ability to grow into new end markets, providing additional diversification opportunities ─ CCS has significant experience leveraging outsourced services to grow into new end markets Strong Cultural Fit with Proven Management Teams ◼ Strong cultural fit with IEA (entrepreneurial, safety-focused, preferred employer, dedication to quality and customer service) ◼ CCS and William Charles have well-respected, proven, successful and experienced management teams Enhanced Financial Support to Take Advantage of New Industrial and Environmental Opportunities ◼ Strong financial profile of each target complements IEA ─ CCS’s environmental remediation and industrial maintenance business generally works under 3-5 year contracts, which provide predictable results ─ CCS expected to provide accretive margin 6

Pro Forma Combined Business Overview

($Millions)

	IEA - Current	+ Consolidated Construction Solutions	+ William Charles Construction	= IEA - Pro forma
Segment	Renewable	Civil & Environmental	Heavy Civil & Rail	Diversified
Company Overview	Specializes in the design and construction of wind and solar electric energy generating facilities. Includes power delivery reporting segment	Provides environmental remediation, heavy and light civil infrastructure services for both public and private projects across the United States	Leading heavy civil and general contractor with broad self-perform capabilities and extensive experience servicing the rail industry	A scaled, highly diversified engineering and construction services firm with attractive and growing end markets with market leadership in niche civil and energy markets
Revenue by End Market[(1)]	 Transportation 6% Solar 6% Wind 88%	 Pulp & Paper 7% Others 1% Mining 12% Transportation 55% Power & Energy 24%	 Other 16% Rail 49% Transportation 35%	 Solar 3% Pulp & Paper 2% Mining 3% Other 4% Power & Energy 6% Rail 13% Transportation 26% Wind 42%
LTM Revenue	$532	$295	$290	$1,117
LTM EBITDA / % Margin	$50 *9.5%*	$46 *15.5%*	$22 *7.5%*	$125[(2)] *10.4%*
FCF[(3)]	$42	37	$13	$92
Total Backlog	$961	$274	$494	$1,729

Note: LTM Revenue and EBITDA figures are Pro Forma Adjusted.

(1) IEA revenue percentages are based on management estimates for 2018 revenue split.

(2) Includes $7.4mm of cost synergies.

(3) FCF is calculated as Pro Forma Adj. LTM 6/30/18 EBITDA less LTM 6/30/18 Capex. Includes proforma adjustment for operating lease conversion.

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Pro Forma Combined Business Operational Overview Consolidated Construction - Current Solutions - Pro forma Geographic Footprint Pro Forma for the contemplated Acquisitions, IEA will have licenses to operate across all 50 states Total: 471 Total: 2,138 Total: 1,448 Total: 4,057 Forklifts Compactor & Forklifts Trucks Cranes & Cranes & Compactor & Specialty Cranes & Rigging Tractors Compactor & Forklifts 1% Specialty 1% 5% Rigging Rigging Paving 1% 1% Specialty Paving 1% Tractors Paving Compactor & 1% 2% Tractors 1% 5% Cranes & 1% Trucks 6% Specialty 1% Rigging 8% Paving Trucks Fleet 10% 7% 7% (1) Dozers, Tools & Overview Dozers, Support Dozers, Loaders & Loaders & Misc. Tools & Loaders & Units Excavators Support Excavators 45% Misc Excavators Tools & 40% 10% Units Support Support 9% 7% 12% Misc. 74% Units Units 35% 32% Dozers, 66% Loaders & Excavators 11% Headcount 1,500 900 214 2,614 Denotes headquarters and regional offices (1) Support units primarily consist of water trucks, trucks/autos, trailers, screens, crushers, light plants, pumps, reel stand trailers, bucket / attachments, utility vehicles, vehicles, work trucks, semi tractors and storage containers. 8

IEA Overview 9

IEA Company Overview

Company Overview

- IEA is a leading infrastructure construction company with specialized energy and heavy civil expertise
- Tier 1 provider of U.S. wind energy construction with an estimated 30% market share
  - 200+ utility-scale wind and solar projects completed
  - 7,350+ wind turbines erected representing >14 Gigawatts of generation capacity
- Growing presence in utility-scale solar
  - >700 Megawatts of solar power installed
- 70+ years of experience in civil, petrochemical and industrial power
- #1 estimated market share in U.S. wind energy construction[(1)]
- Current visibility is the strongest in Company history
  - As of June 30, 2018, 92% of IEA's revenue is either recognized or in the backlog [(2)]

Key Customers

e·on

EDF renewable energy

NEXTera ENERGY

enel

IEA

Renewable Energy



Civil & Infrastructure



Power & Industrial



IEA's national talent pool is capable of performing a wide range of heavy civil construction and engineering services across end markets

Select Services and Capabilities



Project and site development



Excavation / site preparation



Bridges, roadways, tunnels and shafts



Turbine assembly and erection



Structural steel erection



Underground cabling

30% **Wind Energy** Market Share[(1)]

14GW of **Wind Power** Installed

700MW of **Solar Power** Installed

12 of the 16 **Largest** Wind Energy Developers Served

97% of All Major Projects Completed with a **Positive Margin**[(3)]

(1) IEA management estimate for FY2017, based upon industry and customer data available to IEA management.
(2) 2018E revenue defined as midpoint of Company guidance.
(3) Performance for all projects that had revenue for the period FY2012 – May 2017.

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IEA is the Leader in the Highly Specialized Renewable Energy Infrastructure Construction Industry

Market Overview

- IEA is one of only three Tier I providers for wind construction and is shortlisted on major targeted projects
- IEA believes reliability is more important to customers than price
- Owners and project financiers limit acceptable Engineering, Procurement and Construction companies (EPCs)
- Consolidated market share with few EPCs of scale
  - Significant competitive barriers limit new market entrants
- Labor constrained market
  - IEA employs 14 project crews; estimates only 50 qualified crews in the U.S.[(1)]

Self-Perform Is Critical

- Construction is ~20%-25% of total cost, but is largest risk to the entire project
  - Owners demand self-performing services and experienced contractors
- Self-perform capabilities allow IEA to retain margin, while better controlling safety and scheduling of projects
  - Turbine erection
  - Service road design and installation
  - Concrete and foundation
  - Electrical (high voltage being implemented)
  - Mechanical

Competitive EPC Landscape

Competitor	Tier I Provider	Double-Breasted[(2)]	Engineering Management	Self-Perform Electrical	Solar Capabilities	2017E Wind Installation[(3)]
IEA	✓	✓	✓	✓[(4)]	✓	1,617 MW
Blattner Energy	✓	✓		✓	✓	1,500 MW
Mortenson	✓	✓		✓	✓	600 MW
res			✓	✓	✓	1,100 MW
Wanzek				✓		500 MW

(1) Source: IEA management estimate.
(2) "Double-breasted" workforce is defined as capability to offer union and non-union labor forces.
(3) Source: IEA management estimates and MAKE Consulting (May 2017).
(4) Executing strategy to self-perform high-voltage electrical work.

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IEA Representative Projects

Wind Energy – Bruenning's Breeze



Project Details

- **Category:** Wind Energy
- **Client:** EON Climate & Renewables
- **Location:** Raymondville, TX
- **Scale:** 228 MW

Brief Summary

- Scope of work highlights:
  - Foundation installation
  - Construction of access roads
  - Turbine erection
  - Site restoration
  - Tower wiring
- Located near Gulf of Mexico, which caused subsurface difficulties due to high water tables
- Despite obstacles, completed on time and within budget

Solar Energy – Grand Ridge Solar



Project Details

- **Category:** Solar Energy
- **Client:** Invenergy
- **Location:** La Salle County, IL
- **Scale:** 20 MW

Brief Summary

- Scope of work highlights:
  - Site clearing and grubbing
  - Road and laydown area construction
  - Installation of modules
  - Array wiring
  - DC and AC collection system
- First solar union assignment
- Consists of twenty individual 1 MW solar inverters and 155,000+ photovoltaic modules

Petrochemical / Industrial – Marathon Refinery



Project Details

- **Category:** Petrochemical / Industrial
- **Client:** Marathon Oil
- **Location:** Detroit, MI

Brief Summary

- Scope of work highlights:
  - Executed heavy rigging and hoisting
  - Led lift planning, scheduling and coordination effort
  - Provided fleet of 75 large cranes
- Aggressive, 61-day schedule and was one of the most successful refinery turnarounds in Marathon's history
- 70,000+ direct exposure hours worked by 140 workers with zero recordable injuries

Heavy Civil – I-69



Project Details

- **Category:** Heavy Civil
- **Client:** Indiana Department of Transportation
- **Location:** Davies and Green Counties, IN

Brief Summary

- Scope of work highlights:
  - 1.5mm cubic yards of borrow and 500,000 cubic yards of cut filled
  - Drainage features include precast concrete pipe varying in diameters from 12-72 inches and 16 precast box culverts
  - 250 acres of tree clearing
- One of many projects that expanded I-69 from Indianapolis to Evansville, IN
- Required special precautions to manage impact to local sensitive species

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Overview of Acquisitions 13

Consolidated Construction Solutions (“CCS”) Overview ($Millions) Consolidated Construction Solutions Environmental Remediation & Industrial Maintenance ◼ Provides environmental remediation and industrial maintenance in the Civil power generation, mining and mineral, and pulp and paper end markets Power Industrial Infrastructure ◼ Specializes in site development, environmental site closure and outsourced services for contract mining and coal ash management ◼ Blue-chip customers, including large-scale utilities ◼ Revenue is generally contracted through 3 – 5 year exclusive reoccurring contracts or project work Offers a well-balanced suite of diversified heavy industrial services Specialty Transportation & Infrastructure Construction Select Services and Capabilities ◼ Provides heavy and light civil infrastructure services for both public and private projects ◼ Market leader in high-altitude road & bridge construction, complex bridge rehabilitation, and specialty paving ◼ Self-performs a majority of projects, operating as general contractor, joint High Friction Surface Polyester Polymer Methacrylate venture partner and/or subcontractor Treatment (HFST) Concrete (PPC) ◼ Proprietary equipment for specialty applications ◼ National footprint Financial Summary High-Altitude / Complex Recreational Facilities Site Preparation Revenue Pro Forma Adjusted EBITDA (1) and Margin $80 20% Bridge 15% 15% $295 $60 13% 15% $273 $277 $46 $36 $40 $118 $120 $132 $40 10% $20 5% $154 $157 $162 $0 0% (1) '16A '17A LTM '16A '17A LTM (1) Environmental Remediation Specialty Transportation Waste Handling Overburden Removal Transportation Services & Industrial Maintenance & Infrastructure Construction (1) LTM for period ending June 30, 2018. 14

Environmental Remediation & Industrial Maintenance Business Overview

	Power & Energy	Maintenance	Mining	Equipment Mobilization
2017 Revenue / Gross Profit[1] %	Revenue: 50% — $60 million Gross Profit: 67% — 24.2% Margin	Revenue: 18% — $21 million Gross Profit: 16% — 16.4% Margin	Revenue: 30% — $36 million Gross Profit: 15% — 8.7% Margin	Revenue: 3% — $3 million Gross Profit: 2% — 12.1% Margin
Key Services	CCR Remediation & Maintenance Power Site Preparation Non-power Site Preparation	Paper Mill Maintenance	Calcium Carbonate Other Mining & Site Preparation	Equipment Mobilization
Description	▪ Heavy infrastructure services primarily for electric power generation companies ▪ Prep work for scrubber systems, particulate control units and heat recovery steam generation plants, as well as ash hauling, landfill maintenance and closure, ash pond cleanout and construction ▪ Business typically generated through repeat customers	▪ Offers process waste handling and hauling, landfill construction, landfill maintenance and closure, pond cleanout, and overall site civil and infrastructure maintenance ▪ Multi-year contracts, ranging from 3-5 years	▪ Overburden removal, production mining, greenfield site construction, reclamation and grading services ▪ Subcontract out ancillary services such as blasting and hazardous waste removal ▪ Multi-year contracts, ranging from 3-5 years	▪ Transportation services offering a variety of trailers ranging from flat beds to 125-foot, 90-ton lowboy trailers ▪ Average age of power fleet is maintained at less than 5 years at all times, the average trailer age is less than 7 years ▪ Approximately 60% of hauling business was performed for third-party customers and 40% for itself
Competition	Various	Generally limited to 2-4 bidders	1 competitor in Alabama	Various
Representative Customers	Georgia Power, Southern Company, Alabama Power, Duke Energy, LG&E	PCA, Georgia-Pacific, WestRock, Resolute Forest Products, International Paper, Graphic Packaging International	Carmeuse, Cemex, Lhoist, Imerys, Omya, Vulcan Materials Company	Cowin Equipment Company, Inc., Drummond Company, Inc., Thompson CAT, TEC, Vulcan Materials Company

(1) Revenue and gross profit does not include other revenue and gross margin generated from corporate and operations segments. Percentages may not add to 100% due to rounding.

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Specialty Transportation & Infrastructure Construction Business Overview

Capability	Transportation Infrastructure	Water Infrastructure	Specialty Paving	Safety Improvements	Landscape & Recreation
% Revenue[1]	42%	19%	11%	7%	6%
Description	▪ Earthwork, bridge and wall structures, and grading and utilities ▪ Build and construct highway interchanges	▪ Open channel and piped storm drainage, water detention / storage, river restoration and energy dissipation and water delivery	▪ Polyester Polymer Concrete (PPC) overlays for bridges and roads	▪ HFST (High Friction Surface Treatment) for improved road friction characteristics	▪ Community parks, multi-trails, sport facilities and golf course construction

Capability	Rehabilitation & Restoration	Site Development	Bridge Rehabilitation	Solar Site Development	Emergency Repairs
% Revenue[1]	4%	4%	3%	2%	1%
Description	▪ Bridge rehabilitation including decks, joints, piers, rail and airport runway joint sealing and safety enhancements	▪ Overlot grading, environmental remediation, structural excavation, utilities, drainage / water quality and roads / sidewalks	▪ Joint repair, crack sealing and painting	▪ Land leveling, drainage installation and access road building pad construction	▪ Cleaning, repair and repaving including methacrylate

High-Value Specialty Service Offerings



- High Friction Surface Treatment is an application created using a combination of high-strength polymers and angular aggregate



- Polyester Polymer Concrete (PPC) is a polymer overlay applied to new and existing bridge decks



- Low-viscosity, high molecular weight methacrylate application which penetrates concrete surfaces and polymerizes



- Comprehensive solutions for high-altitude road, pass and bridge construction, preservation, emergency repair and rehab including earthwork and site prep



- Diverse construction services including parks, sport fields, golf courses and environmental restoration

(1) Management estimates based on 2014-2017 revenue work mix. Percentages may not add to 100% due to rounding.

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CCS Business Diversification 2017 Revenue Segmentation End Market(1) Customer(2) State(1) Coyote Springs Nevada, LLC Caltrans Others 4% Florida Pulp & 4% 4% 4% Paper OMYA Georgia 4% 10% 8% Alabama 23% Mining State DOTs CDOT (MW) 13% 34% 6% California 11% Georgia Power 7% Other Alabama Nevada 59% Power 11% 7% Local Others Municipalities 22% 20% UDOT (SW) 8% Colorado Power & 18% Energy 21% ✓ ✓ ✓ Approximately 40% of CCS’s annual revenue No single CCS customer represents more CCS benefits from geographic diversification is derived from reoccurring work streams than 8% of combined revenues and the security of long-term (3-5 years) contracts related to its environmental remediation and industrial maintenance business ✓ CCS provides services to more than 100+ different customers across the United States and has completed 1,000+ projects since 2000 Note: Percentages may not add to 100% due to rounding. (1) For the LTM period ending December 31, 2017. (2) For the LTM period ending June 30, 2018. 17

CCS Representative Projects

Coal Landfill Construction



Project Details

- **Category:** Coal Landfill Construction
- **Client:** Alabama Power
- **Location:** Parrish, AL

Brief Summary

- 80-acre project including:
  - 800,000 cubic yards of earthwork including screening fill material
  - Installation of 2mm+ square feet of GCL, geocomposite and HDPE liners
  - Placement of 69,000 cubic yards of clay and 100,000 cubic yards of protective cover sand, stone and topsoil
- Highlights end-to-end coal capabilities and represents a longer-term opportunity to provide ongoing maintenance

Mining Contract



Project Details

- **Category:** Mining
- **Client:** Imerys
- **Location:** Sylacauga, AL

Brief Summary

- Consisted of clay and rock overburden removal from two separate quarries located on the same site
  - Pond construction and management
- 7.3 million cubic yards of material removal
- Has maintained relationship with Imerys since 2007, completing numerous similar contracts

High Friction Surface Treatment



Project Details

- **Category:** High Friction Surface Treatment
- **Client:** Caltrans
- **Location:** Los Angeles, CA

Brief Summary

- Primary exit from L.A. International Airport notorious for collisions, 80% of which occurred while surface was wet
- Contracted to apply a calcined bauxite aggregate, an extremely hard polish and abrasion-resistant aggregate to polymer binder
- Results:
  - 41% reduction in collisions in first six months following application
  - Improvement in skid factor from 32 pre-application to 60 post-application
  - 15% margin contract

High Altitude Road Reconstruction



Project Details

- **Category:** Road Reconstruction
- **Client:** Federal Highway Administration
- **Location:** Drake, CO

Brief Summary

- Flooding of Larimer County Road caused catastrophic damage
- Included 10 miles of road reconstruction with 250,000+ cubic yards of rock excavation, 50,000+ cubic yards of roadway armament as well as replacement of metal pipes and box culverts with 12 single span bridges ranging from 55-65 feet in length
- Results:
  - Project cost came in at 50% of originally projected budget in half the time

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William Charles Company Overview ($Millions) Company Overview ◼ National, market-leading platform in the attractive rail market with limited competition ◼ Diverse capabilities, including traditional civil, building construction, electric power and environmental remediation ◼ Operates under a unique platform with broad self-perform capabilities, National Rail Roadway Environmental leveraging its deep rail / intermodal experience and extensive capabilities to Remediation serve clients on a nationwide basis ◼ Intermodal facilities ◼ Heavy highway ◼ Soil remediation ◼ ◼ ◼ ◼ Core capabilities in the planning, creation and maintenance of Maintenance facilities Road and bridge Landfill capping infrastructure projects from major railways and intermodal facilities to heavy ◼ Auto marshaling yards construction and ◼ Underground storage highway construction projects ◼ Fueling facilities rehabilitation tank removal and ◼ ◼ Capacity improvements Underground utilities demolition ◼ Self-performs 50% of Revenue by Construction Type(1) ◼ Self-performs 40% of all scope on rail scope on roadway Other projects projects 16% Rail 49% Transportation 35% Financial Summary Electrical Power Mining & Metals Commercial Building Revenue Pro Forma Adjusted EBITDA and Margin ◼ High-quality, ◼ Owns and operates ◼ General contracting technically complex nine quarries, one ◼ 15% Construction electrical projects sand and gravel pit $289 $30 management $261 $18 $22 $13 10% ◼ Commercial and and two asphalt plants ◼ $185 $20 Design-build services ◼ industrial Supports the ◼ Site preparation, $10 7% 7% 7% 5% ◼ Traffic signal company’s civil architectural, civil, $0 0% installation services (2) (2) structural, mechanical '16A '17A LTM '16A '17A LTM ◼ Roadway lighting and electrical services ◼ Airport lighting (1) LTM for period ending May 31, 2018. (2) LTM for period ending June 30, 2018. 19

William Charles Representative Projects

Rail Infrastructure – Union Pacific Intermodal



Project Details

- **Category:** Rail
- **Client:** Union Pacific
- **Location:** Laredo, TX
- **Contract Value:** $92 mm

Brief Summary

- Scope of work highlights:
  - Constructed a 137 acre facility expansion to increase station capacity to 280,000 lifts / year from 144,000 lifts / year
  - Expansion included reconfiguration and extension of 2 working tracks, 6 tracks support yard, run around track, new construction to the main line and double track loop to facilitate switching

Rail Infrastructure – KCS Yard Expansion



Project Details

- **Category:** Rail
- **Client:** Kansas City Southern
- **Location:** Mossville, LA
- **Scale:** $62 mm

Brief Summary

- Scope of work highlights:
  - The construction of the new 153 acre facility include clearing, moving embankment, drainage, locomotive fueling and lubrication facility, wastewater treatment, four new buildings, compressed air system, new site electrical system, added water and sewer, a new bridge construction and ~200,000 ft of track construction
  - All work took place while the existing yard remained active and traffic increased

Road Construction – Interstate 90



Project Details

- **Category:** Road
- **Client:** Varies
- **Location:** Beloit, IL to Chicago, IL

Brief Summary

- Scope of work highlights:
  - Completed 12 projects on I-90 to date
  - Contracted value ranges between $2 million and $50+ million
  - Contracted to perform further I-90 work including a new M7 maintenance building

Remediation– Scott Air Force Base Landfill



Project Details

- **Category:** Environmental Remediation
- **Client:** United States Air Force
- **Location:** Belleville, IL

Brief Summary

- Scope of work highlights:
  - Lead contaminated soil at the shooting range was treated to a nonhazardous level and waste was moved to final landfill
  - Creek located between two landfill cells was remediated by creating a temporary by-pass pump system while the contaminated soil was excavated and restored with rip-rap
  - Included moving waste, site grading and installing a HDPE gas collection system

20

Industry Overview 21

U.S. Construction Market Overview

($Billions)

U.S. Construction Put-in-Place 2018E: $1,300 Billion



Water, Sewage and Waste 2%
Recreation 2%
Transport & Road 7%
Residential 43%
Power 8%
Nonresidential 39%

Transport & Road $138.2B



CAGR: 2.8%
$138
$144
$149
$154
$158
18E
19E
20E
21E
22E

- Includes highway & street, airports & runways, transportation terminals, railroads, docks and ports

Power $99.2B



CAGR: 2.9%
$99
$101
$105
$110
$115
18E
19E
20E
21E
22E

- Consists of power generation (Renewable, Nuclear, Thermal) as well as distribution networks
- Renewable power generation is the largest new power generation investment category

Water, Sewage & Waste $31.6B



CAGR: 3.5%
$32
$32
$33
$34
$36
18E
19E
20E
21E
22E

- Consists of waste water treatment facilities, sewage and drainage systems, pump stations, wells and tanks / water towers

Recreation $25.1B



CAGR: 3.4%
$25
$26
$27
$28
$29
18E
19E
20E
21E
22E

- Includes sport fields, gymnasiums, arenas, stadiums, theme parks, fitness centers, social centers, theaters, etc.

Aging Infrastructure and Deferred Maintenance Spend is No Longer Discretionary and is a Significant Driver of Near and Long-term Construction Demand

Bridges

9% of the nation's ~615K bridges are structurally **deficient**

$123B Backlog of bridge rehabilitation needs

Roads / Highways

21% of the nation's highways had poor pavement condition in 2015

$713B Backlog of highway capital needs

Rail

$7.3B in annual CapEx spend from the big four publicly traded Rail Road companies(1)

4.4% CAGR in spend expected through **2020**

2015 FAST Act

Transportation spending by **2020**

$305B

2016 Pipes Act

Pipeline and Hazardous materials safety spending by **2020**

$608B

Source: American Society of Civil Engineers, U.S. DOT, FMI, Capital IQ and Wall Street Research.

(1) Data for CSX Corporation ("CSX"), Kansas City Southern ("KSU"), Norfolk Southern Corporation ("NSC") and Union Pacific Corporation ("UNP").

22

Renewable Energy Industry Overview

Industry Overview

- Renewable energy is reshaping the power industry with wind and solar installed capacity projected to grow substantially as projects are fast tracked to take advantage of the Production Tax Credit (the "PTC") and the Investment Tax Credit (the "ITC")
- According to the U.S. Energy Information Administration ("EIA"), the demand for incremental wind power capacity will double by 2023 and the demand for utility–scale solar capacity will grow by nearly 400% over the next 15 years growing presence in Utility-Scale Solar[1]

Factors Driving Increased Demand in Renewable Energy in the U.S.

✓ Increased demand for renewable energy from corporations and consumers

✓ Broad upgrades to existing transmission infrastructure

✓ Increased proliferation of smart grid technology and improved equipment maintenance and reliability

U.S. Annual Power Capacity Additions[2]



Power Capacity Additions (MW)
40,000
35,000
30,000
25,000
20,000
15,000
10,000
5,000
0
30.7% Wind & Solar CAGR
16,532
20,699
20,965
30,698
26,716
2013
2014
2015
2016
2017
Wind
Solar
Natural Gas
Other

Wind Installed Capacity[3]



U.S. Installed Capacity (GW)
150.0
125.0
100.0
75.0
50.0
25.0
0.0
11.6% CAGR
83.2
93.2
103.4
115.7
2017
2018
2019
2020
Wind Capacity

Solar PV Installed Capacity[4]



U.S. Installed Capacity (GW)
80.0
60.0
40.0
20.0
0.0
9.6% CAGR
44.1
49.0
53.1
58.0
2017
2018
2019
2020
Solar Capacity

Source: American Wind Energy Association (AWEA) (2017 Year End Report).
(1) EIA Annual Energy Outlook 2017.
(2) Source: American Wind Energy Association (AWEA) (2016 Year End Report).
(3) Source: MAKE Consulting (May 2017).
(4) Source: U.S. Energy Information Administration (January 2017).

23

Renewable Energy Cost Competitiveness

Cost Competitiveness and Tax Credit Dynamics

- The federal PTC and ITC provide financial incentives for investments in renewable energy production
  - The PTC declines gradually through 2019, but the four-year safe harbor extension in place will drive projects through 2023
  - Just counting the projects safe harbored[1] as of 12/31/2017 and assuming IEA's 30% market share[2], the Company has a $5+ billion revenue opportunity
  - The ITC can be taken for Solar projects and was extended at its current level through 2019, and then declines gradually until 2022
- While federal and state government policies and subsidies have helped develop the renewable energy market to a level of scale and maturity, renewable energy technology is often a cost-effective solution when compared to more traditional power generation technologies such as natural gas and coal, **<u>even without the inclusion of tax incentives</u>**

Unsubsidized Costs of Renewable Energy are Competitive with Conventional Sources[3]


Unsubsidized Renewable Energy
Conventional
Solar PV - Crystalline Utility
$43
$53
Solar PV - Thin Film Utility Scale
$43
$48
Wind
$30
$60
Natural Gas Reciprocating
$68
$106
Integrated Gasification
$96
$231
Coal
$60
$143
Gas Combined Cycle
$42
$78
$0
$50
$100
$150
$200
$250
$ / MWh

(1) Source: MAKE Consulting (May 2017 and 2018).
(2) IEA management estimate, based upon industry and customer data available to IEA management.
(3) Source: U.S. Energy Information Administration (January 2017), Wall Street estimates (November 2017).

24

Key Credit Highlights 25

Key Credit Highlights 1 Highly Specialized EPC Platform with Diversified Service Offerings 2 Established Base of Diversified, Blue-Chip Customers 3 Scale and Coverage Area Provide Significant Barriers to Entry 4 Industry Tailwinds with Diverse and Growing End Markets 5 Strong Management Team Committed to Building Client Relationships 6 Sustainable Organic Growth and High Revenue Visibility with a Strong Backlog 26

1 Highly Specialized EPC Platform with Diversified Service Offerings Significant Overlap in Labor, Skills and Equipment Across the Platform Renewable Power Generation Civil & Environmental Heavy Civil & Rail ◼ 200+ utility-scale wind and solar projects ◼ Provides industrial maintenance, ◼ National experience performing general completed environmental services as well as heavy and contractor, construction management and light infrastructure services for public design – build construction on light and class ◼ 7,350+ wind turbines erected representing customers 1 rail >14 gigawatts of generation capacity ◼ Serves customers in the power generation, ─ Intermodal facilities ◼ Growing presence in utility-scale solar transportation, utility, mineral and aggregate ─ Maintenance facilities ─ >700 megawatts of solar power installed mining, industrial recreational and pulp & ─ Auto marshaling yards paper markets ─ Fueling facilities ─ Capacity improvements Market Leading National Provider Market Leading Rail Construction #1 U.S. Wind Energy Construction of Specialty Paving and High Services Provider Serving Blue- - Estimated 30% Market Share Altitude / Complex Bridge Chip Customers for Over 50 years Construction IEA is a diverse national platform of specialty EPC capabilities with market leadership in niche markets 27

2 Established Base of Diversified, Blue-Chip Customers Existing Entrenched Relationships Additional, Long-term Blue-Chip Customer Relationships Consolidated Construction Solutions Blue Chip Industrial and Tier 1 Renewable Energy Developers Major State & Municipal Customers Tier 1 Rail & Municipal Customers Tenure Tenure 11 years 15 years 9 years 18 years 8 years 18 years 4 years Class 1 freight railroads are highly selective when 12 years 20 years inviting participants to bid for large capital 8 years projects and William 18 years Charles has well 3 years established relationships with many of the top 6 years 38 years railroad companies 10 years 42 years 9 years 31 years 5 years 11 years 38 years ◼ Completed wind projects with 10 of the top 16 ◼ CCS provides their services to over 130 different ◼ William Charles has long established U.S. developers / owners customers across the U.S. relationships with the largest railroad operators in North America ◼ A majority of IEA customers also build utility- scale solar projects and are in active discussions with IEA for solar projects The IEA platform has a highly diverse customer base including long-standing relationships with states, municipalities and private blue-chip customers creating a stable, recurring revenue base and another barrier to entry 28

3 Scale and Coverage Area Provide Significant Barriers to Entry

Difficult to Replicate Service Coverage Area…

Existing IEA National Coverage + **Consolidated Construction Solutions** + **William Charles**

Projects complete in 35+ States

While IEA already has national scale within Renewable EPC, CCS and William Charles acquisitions immediately provide national scale for more diversified EPC services







… With a Specialized Fleet of Equipment Leverageable Across the Platform

✓ *Maintains an extensive and flexible operating fleet to support operations*

✓ *New strategic locations with acquisitions allow for enhanced equipment utilization*

✓ *Extensive fleet difficult for competitors to match*



Crane



Dozer



Forklift



Compactor

Equipment Type	IEA	CCS	William Charles Construction	IEA
Cranes & Rigging	45	16	12	73
Dozers, Loaders & Excavators	56	221	128	405
Forklifts	5	22	4	31
Compactor & Specialty Paving	7	126	104	237
Support Units (1)	189	1,583	466	2,238
Tools & Misc.	165	-	655	820
Tractors	4	9	12	25
Trucks	-	161	67	228
Total	**471**	**2,138**	**1,448**	**4,057**



Support Unit



Tools



Tractor



Truck

IEA's enhanced national footprint, larger national talent pool and leading equipment fleet size will drive increased barriers to entry

(1) Support units primarily consist of water trucks, trucks/autos, trailers, screens, crushers, light plants, pumps, reel stand trailers, bucket / attachments, utility vehicles, vehicles, work trucks, semi tractors and storage containers.

29

4 Industry Tailwinds with Diverse and Growing End Markets

	Power	Transportation	Water, Sewage & Waste	Recreation	Construction Aggregate Mining	Pulp / Paper
2018E Construction Put-in-Place / Market Size	**$99 Billion**	**$138 Billion**	**$32 Billion**	**$25 Billion**	**$1 Billion**	**400+ Pulp & Paper Mills**
New / Existing Market to IEA	**Existing – Renewable** **New – Thermal**	**Existing – Highway** **New – Rail, Specialty Paving, Bridge**	**New Market**	**New Market**	**New Market**	**New Market**
IEA Focus Areas	▪ Market leader in Wind EPC with a growing solar business ▪ Full coal plant construction, decommissioning, maintenance and coal ash services	▪ CCS's and William Charles's transportation focus includes railroad, highway and bridge construction as well as specialty paving ▪ A small part of IEA's existing revenue is transport related	▪ Core competencies include drainage systems, pump stations and sewer construction projects	▪ Specializes in constructing professional golf courses, indoor and outdoor sport fields and parks	▪ Focused on high growth regions such as the Southeast	▪ Focus includes site work, process waste hauling, landfill construction and maintenance, ash and sludge pond cleanout, pond construction and closure
Growth Dynamics	⬆ Wind capacity to double by 2023 ⬆ Solar capacity to grow 400% over the next 15 years	⬆ Aging infrastructure ⬆ Increases in public spending initiatives ⬆ Population growth ⬆ FAST Act tailwinds	⬆ Increased environmental compliance requirements ⬆ Population growth ⬆ Pipes Act tailwinds	⬆ Increased municipal revenues	⬆ Correlated to residential and non-residential construction ⬆ FAST Act tailwinds ⬆ Southeast region is high growth	⬆ Plant conversions from graphic paper to specialty and packaging paper

The acquisitions of CCS and William Charles will enable tremendous end market diversification for the IEA platform

Source: FMI, BISI, MAKE Consulting.

30

5 Strong Management Team Committed to Building Client Relationships

IEA Platform Leadership



JP Roehm
CEO, IEA
20+ years experience



Andrew Layman
CFO, IEA
25+ years experience

Business Unit Presidents



Chris Hanson
Wind / Solar President
25+ years experience



Brian Hummer
Civil & Environmental President
20+ years experience



Ben Holmstrom
Rail President
20+ years experience

- ✓ ***Proven management team with demonstrated ability to integrate acquisitions and meet synergy targets***
- ✓ ***Extensive knowledge of engineering and construction services industry***
- ✓ ***Each member of IEA's highly effective executive management team has 20+ years of experience within the industry which helps to solidify deep customer relationships***
- ✓ ***Management team has been instrumental in shaping U.S. wind energy construction industry***
- ✓ ***High customer, vendor and OEM retention due to nested senior relationships, corporate transparency and responsiveness***
- ✓ ***Focused on maintaining best-in-class project controls and industry-leading safety performance***

Industry-Leading Safety Performance[1]


1.2
1.0
0.8
0.6
0.4
0.2
0.0
EMR
Industry Average = 1.0
0.82
0.82
0.66
0.51
'14
'15
'16
'17
EMR

(1) Source: U.S. Department of Labor and U.S. Bureau of Labor Statistics (2015).

31

6 Sustainable Organic Growth and High Revenue Visibility with a Strong Backlog ($Millions) Strong Financial Performance High Revenue Visibility with Strong Backlog (1) $1,117 $1,060 $995 $809 IEA 2018E Revenue Recognized or in the Backlog 92% $123 $117 $125 Combined 2018E Revenue $59 Recognized or in the Backlog 96% 2015A 2016A 2017A LTM June-18 Revenue Pro Forma Adj. EBITDA Backlog Bridge Projected 2018 PF Revenue Compared to Current Backlog $215 $1,729 $71 $91 $1,316 $3 $780 $40 $743 $494 $68 $245 $84 $158 $300 $77 $157 $274 $296 $449 $760 $428 $158 $502 $139 $157 $961 $720 $139 $428 $224 6/30/2018 2019 2020 Total 6/30/2018 Remaining 2018 Book and Burn Target Revenue Backlog Remaining IEA CCS William Charles IEA CCS William Charles Note: LTM financials reflect LTM June 2018 information. (1) 2018E revenue defined as midpoint of Company guidance. 32

Historical Financial Overview 33

Pro Forma Historical Financial Performance ($Millions) Revenue Pro Forma Adj. EBITDA $123 $125 $117 $1,117 $7 $7 $1,060 (1) $7 $995 $12 $17 $22 $809 $185 $289 $261 $36 $273 $59 $40 $46 $305 $295 $277 $15 $297 $22 $67 $603 $53 $457 $532 $50 $207 $23 2015 2016 2017 LTM June-18(1) 2015A 2016A 2017A LTM June-18 IEA CCS William Charles Synergies ▪ Total new wind construction pulled forward to 8.7 GW in 2016 before declining to 7.0 GW in 2017 ▪ IEA 2016 performance driven by strong wind construction due to PTC extension timing Capex FCF (2) $99 $91 $92 $9 $11 $13 $25 $31 $37 $25 $42 $20 $18 $17 $8 $9 $65 $3 $6 $12 $7 $8 $48 $42 $9 $10 $11 $22 $1 $2 $4 $8 2015A 2016A 2017A LTM June-18 2015A 2016A 2017A LTM June-18 Note: LTM financials reflect LTM June 2018 information. (1) Pro forma for Arkwright project adjustment and discontinued Canadian operations. (2) FCF defined as PF Adj. EBITDA less Capex, excluding synergies. 34

Synergy Opportunities

($Millions)

	Opportunity			
	Base	Upside	Timing	Overview
Executive	$2.3	$4.9	6 – 12 months	Savings represent $2.3 – $4.9 million. Assumed redundancy in the areas of finance, operations and administrative assistance
Finance	$1.5	$2.1	6 – 12 months	Savings represent $1.5 – $2.1 million. Assumed redundancy in controllership, accounting, AP / AR, payroll and other areas
Insurance	$1.2	$1.2	12 – 18 months	Savings represent $1.2 million in each case. Estimate for CCS synergies ($619k) and William Charles synergies ($597k); William Charles estimate under review
HR	$0.6	$0.6	6 – 12 months	Savings represent $0.6 million in both cases. Assumed redundancy in benefits administrations, generalist HR support and HR management
T&E	$0.3	$0.6	6 months	Savings represent $0.3 - $0.6 million. Reductions in T&E based proportionately on the reduction in headcount spend with a 20% margin for error
Total Cost Synergies	$7.4	$11.6	6 – 18 months	Total savings represent $7.4 - $11.6 million. Inclusive of additional cost saving synergies not broken out above including, but not limited to, IT Facilities

Adjusted EBITDA includes $7.4 million of cost synergies, relative to the upside scenario of $11.6 million identified by management and vetted by third party advisors

35

Syndication Overview 36

Summary of Key Terms

Terms	Revolving Credit Facility	First Lien Term Loan
Ranking and Security	First priority security interest on substantially all assets of the Borrower and guarantors (subject to customary exceptions)	
Amount	$75 million	$300 million First Lien Term Loan
Maturity	5 years	6 years
Incremental Facilities:	Greater of $122.5 million and 100% of Consolidated EBITDA; unlimited First Lien subject to First Lien Net Leverage of 2.58x, unlimited Junior Lien and unlimited unsecured subject to Total Net Leverage of 2.58x	
Margin Step-down(s):	One 25 bps step-down if First Lien Net Leverage is below 2.08x	
Amortization	None	1.00% per annum with bullet at maturity
Mandatory Prepayments	None	50% ECF sweep, with step-downs to 25.0% and 0.0% at 1.58x and 1.08x at First Lien Net Leverage, respectively 100% of certain debt issuances 100% of asset-sale proceeds
Prepayment Premiums	N/A	101 soft call for 6 months
Financial Covenants	Limited to a maximum of 4.00x First Lien Net Leverage, subject to one step-down to 2.85x from and after the second anniversary of the initial closing date	
Affirmative & Negative Covenants	Customary for facilities of this type	

37

Transaction Timeline October 2018 November 2018 S M T W T F S S M T W T F S 1 2 3 4 5 6 1 2 3 7 8 9 10 11 12 13 4 5 6 7 8 9 10 14 15 16 17 18 19 20 11 12 13 14 15 16 17 21 22 23 24 25 26 27 18 19 20 21 22 23 24 28 29 30 31 25 26 27 28 29 30 Key Date Market Holiday Key Dates Event October 16th Bank Meeting October 30th Commitments Due November 1st Allocate and Close Transaction 38

Illustrative Pro Forma Corporate Structure Classification for U.S. Tax Purposes = Individuals/Other = Partnership = Corporation = Disregarded Entity Infrastructure and Public Entity Energy Alternatives, Inc. Parent Guarantor IEA Intermediate Holdco, LLC Borrower $75 million Revolving Credit Facility IEA Energy Services, $300 million First Lien Term Loan LLC IEA IEA Equipment Union HoldCo Management Non-Union HoldCo Management, Inc. Services, Inc. Union Holdco and Non-Union HoldCo Subsidiaries and Subsidiaries Note: Please refer to the Appendix for the full breakout of the Pro Forma Corporate Structure. 39

Appendix 40

EBITDA Reconciliation - IEA

($Millions)

Management Adjustments

1) **Consulting fees and Transaction costs:** Represents consulting and professional fees and expenses in connection with the IPO and other acquisition costs.
2) **Credit support fees:** Reflects payments to Oaktree for its guarantee of certain borrowings, which guarantees did not continue post-combination.
3) **Diversification SG&A:** Reflects the costs, including recruiting, compensation and benefits for additional personnel, associated with IEA beginning to expand into electrical transmission work and corresponding services, which were historically subcontracted to third parties, U.S. utility scale solar, and heavy civil infrastructure. These costs currently do not have corresponding revenue, but management anticipates revenue to fiscal 2018.
5) **Settlement of customer project dispute:** Related to a dispute regarding the costs to be incurred to complete a project and the loss of revenue related to unbilled change orders. The three and six months ended June 30, 2018, regarding the costs to finish the project were $0.9 million and $5.6 million respectively. The loss of revenue related to unbilled changed orders for the three and six months ended June 30, 2018, was $2.5 million and $2.9 million, respectively. The add back reflects the associated negative impact to gross margin. While IEA believed it had a strong legal position to support the charges, management determined that it was in the best interests of the Company to settle the dispute, retain the important customer relationship and secure the award of an additional Wind energy project with the customer, which will be built in 2018.
6) **Capital leases:** Reflects the annualization of the impact on EBITDA of the capital leasing program for cranes and yellow iron, which was implemented in 2017, consisting of a (i) positive adjustment due to the elimination of cost of goods sold attributable to operating lease payments, (ii) reduction in cost of goods due to estimated and operational efficiencies resulting from the program, and (iii) representing a pro rata portion of the estimated gain due to estimated future residual value exceeding depreciated carrying value on the sale of the leased assets following the 48 month term of the lease.

Fiscal Year End December 31st, *($ millions)*	2016	2017	LTM 2018[1]
Net Income	**$65.5**	**$16.5**	**$(0.9)**
Interest Expense, net	0.5	2.2	3.9
Depreciation and Amortization	3.4	5.0	6.9
Taxes	(10.1)	13.9	8.7
Reported EBITDA	**$59.3**	**$37.6**	**$18.6**
Management Adjustments			
1) Consulting fees and Tranaction costs	1.0	4.8	14.0
2) Credit support fees	2.3	1.5	0.9
3) Diversification SG&A	-	3.8	4.5
4) Stock compensation	0.2	0.1	-
5) Settlement of Customer Project Dispute	-	-	8.5
6) Capital leases	-	4.7	-
7) Canadian wind-down bonus expense	2.0	-	-
8) Discontinued Canadian operations	(1.1)	-	-
Total Management Adjustments	**$4.4**	**$14.9**	**$27.9**
Adjusted EBITDA	**$63.7**	**$52.5**	**$46.5**
Credit Agreement Adjustments			
9) Other adjustments permitted under credit agreement	3.5	(1.5)	0.7
10) Settlement of Customer Project Dispute Margin	-	1.9	3.1
Total Credit Agreement Adjustments	**$3.5**	**$0.4**	**$3.8**
Pro Forma Adjusted EBITDA	**$67.2**	**$52.9**	**$50.3**

Source: Management information and PwC analysis.

41

EBITDA Reconciliation - CCS

($Millions)

Management Adjustments

3) **Transaction costs:** Represents third party advisor transaction costs. FY17 and LTM June-18 costs are associated with the current contemplated transaction, primarily related to advisor fees from their investment bankers.

4) **Corporate overhead costs:** Represents costs that are removed from operations due to acquisition of company, i.e. CEO expense, rent expense, etc.

5) **Operating lease conversion:** Due to its debt covenants, the Company currently is limited on the amount of capital purchases/capital leases it is able to incur in a year (currently ~$9mm). As a result, the Company typically enters into operating leases rather than capital leases as to avoid exceeding its capital expenditure limit. This reflects earnings on a pro forma basis had the Company been able to finance the assets under operating leases using a capital lease financing arrangement. Note that $21.5 million of capital leases have been added to the pro forma balance sheet to account for this conversion.

	Fiscal Year End December 31st,		
($ millions)	**2016**	**2017**	**LTM 2018[1]**
Net Income	**$8.0**	**$8.3**	**$10.3**
Interest Expense, net	7.8	8.3	8.3
Depreciation and Amortization	9.0	8.0	7.7
Taxes	(0.2)	4.0	5.2
Reported EBITDA	**$24.6**	**$28.6**	**$31.5**
Management Adjustments			
1) Professional expenses	0.3	-	-
2) Discontinued operations	0.2	-	-
3) Transaction costs	-	0.3	0.5
Total Management Adjustments	**$0.5**	**$0.3**	**$0.5**
Adjusted EBITDA	**$25.1**	**$28.9**	**$32.0**
Credit Agreement Adjustments			
4) Corporate overhead costs	1.3	(0.1)	(0.1)
5) Operating lease conversion	9.7	11.7	13.6
Total Credit Agreement Adjustments	**$11.0**	**$11.6**	**$13.5**
Pro Forma Adjusted EBITDA	**$36.1**	**$40.5**	**$45.6**

Source: Management information and PwC analysis.

42

EBITDA Reconciliation – William Charles ($Millions) Fiscal Year End December 31st, LTM Management Adjustments ($ millions) 2016 2017 2018(1) 1) Operating lease conversion: The adjustment if the Company had been able to finance the assets under Net Income $2.5 $4.7 $7.6 operating leases using a capital lease financing Interest Expense, net 0.4 0.1 0.1 arrangement. Currently the company is limited on the Depreciation and Amortization 4.2 4.4 4.9 amount of capital purchases/capital leases they are able Taxes 0.1 0.2 0.1 to incur in a year. Reported EBITDA $7.2 $9.4 $12.7 2) Corporate overhead costs: Represents costs that are removed from operations due to acquisition of company, Credit Agreement Adjustments i.e. CEO expense, rent expense, etc. 1) Operating lease conversion 5.2 5.2 5.2 2) Corporate overhead costs 0.1 2.8 3.2 Total Credit Agreement Adjustments $5.3 $8.0 $8.4 Pro Forma Adjusted EBITDA $12.5 $17.4 $21.1 Source: Management information and PwC analysis. 43

Summary P&L (FYE December 31) ($ Millions) 2016A 2017A LTM June-18 Total Revenue IEA $ 602.7 $ 456.7 $ 532.4 CCS 272.7 277.0 294.7 William Charles 185.1 261.3 289.5 Total Revenue $ 1,060.4 $ 995.1 $ 1,116.7 Gross Profit IEA 85.1 69.8 69.2 CCS 54.0 59.6 65.2 William Charles 28.9 34.7 39.1 Total Gross Profit $ 168.1 $ 164.1 $ 173.5 IEA % Margin 14.1% 15.3% 13.0% CCS % Margin 19.8% 21.5% 22.1% William Charles % Margin 15.6% 13.3% 13.5% Total % Margin 15.8% 16.5% 15.5% SG&A IEA 18.0 16.8 18.9 CCS 18.0 19.3 19.7 William Charles 16.5 17.4 17.6 Synergies 7.1 6.6 7.5 Total SG&A 45.5 46.8 48.6 Pro Forma Adjusted EBITDA $ 122.6 $ 117.2 $ 125.0 % EBITDA Margin 11.6% 11.8% 11.2% 44

Q&A 45